                                                                   Exhibit 10.14

                               RETIREMENT PLAN FOR

                                  EMPLOYEES OF

                          WERNER HOLDING CO. (DE), INC.

               (AMENDED AND RESTATED EFFECTIVE DECEMBER 31, 2000)


                                    CONTENTS

                                                                                                              PAGE
                            PREAMBLE

                                                                                                               vi

ARTICLE             I       DEFINITIONS                                                                          1

ARTICLE            II       ELIGIBILITY AND PARTICIPATION
                 2.01       Participation                                                                       14
                 2.02       Reemployment of a Participant                                                       15

ARTICLE           III       CONTRIBUTIONS

                 3.01       Trustee and Trust Agreement                                                         16
                 3.02       Employer Contributions                                                              16
                 3.03       Forfeitures                                                                         16
                 3.04       Reversion of Employer Contributions                                                 16
                 3.05       Special Rules Relating to Reemployed Veterans                                       17

ARTICLE            IV       BENEFITS

                 4.01       Normal Retirement Benefit                                                           18
                 4.02       Postponed Retirement Benefit                                                        19
                 4.03       Early Retirement Benefit                                                            20
                 4.04       Termination of Vested Participant                                                   21
                 4.05       Disability Retirement Benefit                                                       21
                 4.06       Minimum Benefits                                                                    23
                 4.07       Maximum Benefits                                                                    24
                 4.08       Combined Maximum Limitations                                                        29


                                    CONTENTS
                                  (continued)

                                                                                                                PAGE
                 4.09       Definition of Compensation for Purposes of                                          31
                             Sections 4.07 and 4.08
                 4.10       Reemployment After Receipt of Benefits                                              34

ARTICLE             V       FORM AND PAYMENT OF BENEFITS

                 5.01       Normal Pension                                                                      37
                 5.02       Joint and Survivor Annuity                                                          37
                 5.03       Election Not to Receive Normal Pension                                              37
                 5.04       Election Not to Receive Joint and Survivor Annuity                                  38
                 5.05       Additional Rules Applicable to Benefit Elections                                    39
                 5.06       Payment in Optional Form on Retirement                                              41
                 5.07       Pre-retirement Survivor Annuity                                                     42
                 5.08       Administrative Powers Relating to Payments                                          45
                 5.09       No Guaranty of Benefits                                                             45
                 5.10       Time of Payment                                                                     45
                 5.11       Death Distribution Requirements                                                     47
                 5.12       Direct Rollovers                                                                    48
                 5.13       Lost Participants                                                                   49

ARTICLE            VI       FIDUCIARY RESPONSIBILITY

                 6.01       Fiduciary Responsibility Provisions                                                 50

ARTICLE          VII        RETIREMENT PLAN BOARD

                 7.01       Appointment and Acceptance                                                          52


                                    CONTENTS
                                  (continued)

                                                                                                                PAGE
                 7.02       Duties and Authority                                                                52
                 7.03       Decisions of the Retirement Plan Board                                              55
                 7.04       Differences as to Disability                                                        56
                 7.05       Retirement Plan Board Procedures                                                    56
                 7.06       Expenses and Assistance                                                             57
                 7.07       Participants and Other Payees - Data                                                57
                 7.08       Resignation and Removal of Member of Retirement Plan Board                          57
                 7.09       Appointment of Successor                                                            58
                 7.10       Plan Administration - Miscellaneous                                                 58

ARTICLE          VIII       RESTRICTIONS ON BENEFITS

                 8.01       Restrictions on Plan Termination                                                    61
                 8.02       Restriction on Distributions                                                        61

ARTICLE            IX       AMENDMENT AND TERMINATION

                 9.01       Right to Amend or Terminate                                                         63
                 9.02       Termination                                                                         64
                 9.03       Partial Termination                                                                 65
                 9.04       Method of Payment                                                                   66
                 9.05       Notice of Amendment, Termination, or                                                66
                             Partial Termination

ARTICLE             X       MISCELLANEOUS

                10.01       No Contract of Employment                                                           67


                                    CONTENTS
                                  (continued)

                                                                                                                PAGE

                10.02       Merger or Consolidation of Plan, Transfer of Assets                                 67
                10.03       Data                                                                                67
                10.04       Restrictions Upon Assignments and Creditors' Claims                                 68
                10.05       Restriction of Claims Against Trust Fund                                            68
                10.06       Benefits Payable only from Fund                                                     69
                10.07       Successor to Employer                                                               69
                10.08       Applicable Law                                                                      69
                10.09       Internal Revenue Service Approval                                                   70

ARTICLE            XI       TOP-HEAVY PROVISIONS

                11.01       General                                                                             71
                11.02       Definitions                                                                         71
                11.03       Minimum Accrued Benefit                                                             75
                11.04       Vesting Requirements                                                                77
                11.05       Special 415 Limitations                                                             78

                               RETIREMENT PLAN FOR
                   EMPLOYEES OF WERNER HOLDING CO. (DE), INC.

                                    PREAMBLE

Werner Holding Co. (DE), Inc., hereby adopts the Retirement Plan for Employees of Werner Holding Co. (DE), Inc. (the "Plan"). The Plan constitutes a continuation, restatement and merger, effective December 31, 2000, of the Retirement Plan for Salaried Employees of Werner Holding Co. (DE), Inc. (the "Prior Salaried Plan"), originally effective as of September 1, 1966 and as amended from time to time, and the Pension Plan for Certain Hourly Bargaining Unit Employees of Werner Co. (the "Prior Hourly Plan"), originally effective as of October 1, 1958 and as amended from time to time (together referred to as the "Prior Plans").

Each of the prior plans was last restated effective January 1, 1999 in order to comply with changes promulgated under the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act, the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997.

This merger and restatement of the Prior Plans shall not in any way affect the rights of Employees who participated in the Prior Plans in accordance with their provisions. All matters relating to the benefits, if any, payable to such Employees (or their Beneficiaries) based upon events occurring prior to December 31, 2000 shall, except as otherwise expressly provided herein, be determined in accordance with the provisions of the applicable Prior Plan. All matters relating to the benefits, if any, payable to any Participants who participated in the Prior Salaried Plan on December 31, 2000 shall, except as otherwise expressly provided herein, be determined in accordance with the provisions of Special Appendix I.

                                    ARTICLE I

                                   DEFINITIONS

Whenever used herein with the initial letter capitalized, words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context. All masculine terms shall include the feminine and all singular terms shall include the plural, unless the context clearly indicates the gender or the number.

1.01 ACCRUED BENEFIT means the amount computed under the formula set forth in Section 4.01 of the Plan payable at Normal Retirement Date.

1.02 ACTUARIAL EQUIVALENT means the lump sum equivalent value of another benefit based on the 1983 Group Annuity Mortality Table, as set forth in Revenue Ruling 95-6, as it may be updated from time to time and the annual interest rate on thirty-year (30) Treasury securities for the month that is two (2) months prior to the first day of the Plan Year that includes the Annuity Starting Date.

1.03 ADJUSTMENT FACTOR means the appropriate adjustment factor(s) that may be applicable to a Participant's retirement income in accordance with the terms of the Plan as shown on the tables attached hereto and made a part hereof.

1.04 ANNUITY STARTING DATE means the first day of the first period for which an amount is payable as an annuity or in any other form.

1.05 BENEFICIARY means the person or persons designated by a Participant to receive any benefits under the Plan which may be due upon the Participant's death. Notwithstanding anything to the contrary, if a Participant is married on the date of his death, the Beneficiary of such Participant shall be his spouse unless:

           (a) The Participant's spouse consents in writing not to be said Beneficiary, such written consent is witnessed by either a representative of the Plan or a notary public and such consent acknowledges the effect of the Participant's selection of a Beneficiary other than his spouse;

           (b) The foregoing consent may not be obtained because such spouse cannot be located; or

           (c) Such other circumstances exist as the Retirement Plan Board may, in accordance with applicable regulations, deem appropriate to waive the foregoing spousal consent requirement.

           The spouse's consent will apply with respect to a specific alternate Beneficiary only, and change of Beneficiary will require a new spousal consent. If no person or entity has been designated by the Participant as Beneficiary, or if no named original or successive Beneficiary survives the Participant, any payments owed to a Beneficiary shall be made:

           (a)      To the Participant's surviving spouse;

           (b) After the death of the surviving spouse, to the Participant's surviving children, in equal shares; or

           (c) If none of the foregoing survives to the end of such period, to the personal representative of his estate.

1.06       BOARD means the Board of Directors of Werner Holding Co. (DE), Inc.

1.07 CODE means the Internal Revenue Code of 1986, as amended from time to time.

1.08 DATE OF EMPLOYMENT or REEMPLOYMENT means the first day an Employee performs an Hour of Service.

1.09 DISABILITY RETIREMENT AGE means the age at which a Participant terminates his employment by reason of a Total and Permanent Disability, provided he was actively employed and accruing service and had completed at least fifteen (15) years of Vesting Service on the date he became Totally and Permanently Disabled.

1.10 DISABILITY RETIREMENT DATE means the first day of the seventh month following the date a Participant attains his Disability Retirement Age.

1.11 EARLY RETIREMENT AGE means the age at which a Participant completes at least fifteen (15) years of Vesting Service and has attained the age which is five (5) years prior to his Normal Retirement Age.

1.12 EARLY RETIREMENT DATE means the first day of any month coincident with or immediately following the date a Participant terminates employment other than for death, after attaining his Early Retirement Age, but prior to his Normal Retirement Date.

1.13 EMPLOYEE means any person employed by the Employer. Employee shall also include any leased employee deemed to be an Employee of the Employer as provided in Section 414(n) of the Code.

1.14 EMPLOYER means Werner Holding Co. (DE), Inc.; Werner Co., and effective November 30, 1989, its Anniston division; Gold Medal Ladder Company; Manufacturers Indemnity and Insurance Company of America; Werner Management,

           Inc.; Florida Ladder Company; Kentucky Ladder Company, effective March 14, 1989; and any Related Employer which, with the approval of the Board, shall adopt this Plan for the benefit of its Employees, according to an appropriate written resolution of the Board of Directors of such Related Employer. Where, in the context of the Plan, Employer refers to a single entity, the Employer shall mean Werner Holding, Co. (DE), Inc. Employer shall not include the following entities as of the date shown below:

           December 15, 1993 - Gold Medal Ladder Company

           May 18, 1998 - R.D. Arizona Ladder Corp.

           June 30, 1998 - Florida Ladder Company

           June 30, 1998 - Werner Management Co.

           June 30 1998 - Kentucky Ladder Company

           June 30, 1998 - Phoenix Management Services, Inc.

           July 8, 1998 - Manufacturers Indemnity and Insurance Company of
           America

1.15 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.16       HOUR OF SERVICE means:

           (a) Each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer or for a Related Employer. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

           (b) Each hour for which an Employee is paid or entitled to payment by the Employer or a Related Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or other approved leave of absence. No more than five hundred one (501) Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations, which are incorporated herein by reference; and

           (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or a Related Employer. The same Hours of Service shall not be credited under both paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, judgment or payment is made.

           (d) An Employee on an approved leave of absence under the Family and Medical Leave Act of 1993 shall be credited with Hours of Service only to the extent required under such Act. An Employee shall be credited with Hours of Service for his period of qualified military service as defined in the Uniformed Services Employment and Reemployment Rights Act of 1994 upon such Employee's return to work with the Employer or a Related Employer to the extent required under such Act.

1.17       HOURLY EMPLOYEE means any Employee of an Employer who is both:

           (a)      In an hourly job classification of the Employer; and

           (b) A member of a collective bargaining unit represented by Local 3713 of the United Steelworkers of America.

1.18 JOINT AND SURVIVOR ANNUITY means an annuity which is payable monthly to the Participant for his life with a survivor annuity payable to his spouse for the life of such spouse in an amount equal to one-half (1/2) of the monthly amount payable during the life of the Participant. The Participant's monthly income under the Joint and Survivor Annuity shall be an amount equal to the amount payable under the Normal Pension, multiplied by the applicable Adjustment Factor, and based upon the age of the Participant and that of his spouse as of the date benefits commence under the Joint and Survivor Annuity.

1.19       LIMITATION YEAR means the Plan Year.

1.20 NORMAL PENSION means a retirement benefit payable monthly to the Participant for his lifetime only.

1.21 NORMAL RETIREMENT BENEFIT means the amount of retirement income computed under Section 4.01 of the Plan that would be payable in the normal form under the conditions described in Section 5.01 of the Plan, commencing upon the Participant's Normal Retirement Date, if he is then entitled to receive a retirement income under the terms of the Plan.

1.22 NORMAL RETIREMENT AGE means the later of the Participant's sixty-fifth birthday or the fifth anniversary of the date he commenced participation in the Plan.

1.23 NORMAL RETIREMENT DATE means the first day of the month coincident with or immediately following the date a Participant attains his Normal Retirement Age.

1.24 PARTICIPANT means an Employee who meets the requirements of participation in the Plan as provided in Article II.

1.25       PLAN means the Retirement Plan for Employees of Werner Holding Co.
           (DE) Inc.

1.26       PLAN ADMINISTRATOR means the Retirement Plan Board.

1.27       PLAN YEAR means the calendar year.

1.28 PRIOR PLAN means either of the Prior Plans as they existed on December 30, 2000, prior to this amendment and restatement.

1.29 RELATED EMPLOYER means any corporation or other business entity which is included in a controlled group of corporations within which the Employer is also included, as provided in Section 414(b) of the Code (as modified, for purposes of Sections 4.07 and 4.08 of the Plan, by Section 415(h) of the Code), or which is a trade or business under common control with the Employer, as provided in Section 414(c) of the Code (as modified, for purposes of Sections 4.07 and 4.08 of the Plan, by Section 415(h) of the Code), or which constitutes a member of an affiliated service group within which the Employer is also included, as provided in Section 414(m) of the Code, or which is required to be aggregated with the Employer pursuant to regulations issued under Section 414(o) of the Code.

1.30 RESTATEMENT DATE means December 31, 2000, the effective date of this amendment and restatement of the Plan.

1.31 RETIREMENT PLAN BOARD means the retirement plan board appointed by the Board to administer the Plan.

1.32 SERVICE means the period commencing on the Employee's Date of Employment or Reemployment, whichever is applicable, and ending on his Severance From Service date, as determined in accordance with the following rules:

           (a) An Employee's total period of Service shall be equal to his total number of whole years of Service, whether or not all periods of Service were completed consecutively. For purposes of this aggregation, thirty (30) days shall equal one (1) month and twelve (12) months shall equal one (1) year with fractional months rounded to the next highest month.

           (b) An Employee who transfers from an ineligible to an eligible class of Employees shall be credited with all of his Service, both before and after such transfer. Such Service shall be counted for both vesting and benefit accrual purposes. Notwithstanding the foregoing, an Employee who was ineligible to participate in the Plan because he was hired on or after June 1, 1987 and prior to January 1, 2001, who becomes a Participant in accordance with Section 2.01 shall be credited with service from January 1, 2001.

           (c) An Employee who has been retired due to Total and Permanent Disability and who, upon recovery from such Total and Permanent Disability and discontinuance of his pension, is reemployed shall be credited with his Service as of the date of his prior retirement for the purpose of calculating any subsequent pension benefit to which he may become entitled.

           (d) Anything herein to the contrary notwithstanding, if an Employee is absent on account of military duty, then such absence shall be counted as Service while the Employee's reemployment rights are protected by law, provided the Employee returns to work within ninety (90) days after he is eligible for release from active duty.

           (e) An Employee on an approved leave of absence under the Family and Medical Leave Act of 1993 shall be credited with Service only to the extent required under such Act. An Employee shall be credited with Service for his period of qualified military service as defined in the Uniformed Services Employment and Reemployment Rights Act of 1994 upon such Employee's return to work with the Employer or a Related Employer.

1.33       SEVERANCE FROM SERVICE means the earliest of the following dates:

           (a) The date on which an Employee terminates employment, is discharged, retires, or dies;

           (b) The date which is three (3) years after the first day on which the Employee is absent because of disability; provided, however, that an Employee who is injured while on duty shall accumulate credit for Service until the end of the period for which statutory compensation is payable to him if later;

           (c) The first anniversary of the date when the Employee is first absent from Service because of leave of absence authorized by the Employer, provided the Employee fails to return to work by the second anniversary of such date;

           (d) The second anniversary of the date the Employee is absent because of maternity or paternity reasons;

           (e) The date on which his period of absence due to layoff equals his prior period of Service, but such date shall not be less than two (2) years nor more than five (5) years from the date the layoff began; however, no continuous period of layoff that exceeds two (2) years shall be included as Service; or

           (f) The first anniversary of the date the Employee is absent for any other reason (e.g., sickness, vacation).

           For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence:

           (a)      By reason of the pregnancy of the individual;

           (b)      By reason of a birth of a child of the individual;

           (c) By reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or

           (d) For purposes of caring for such child for a period beginning immediately following such birth or placement.

           The Employer's leave policy shall be applied in a uniform and non-discriminatory manner to all Employees under similar circumstances.

1.34 TOTAL AND PERMANENT DISABILITY means total and permanent disability by bodily injury or disease from some unavoidable cause so as to be prevented from engaging in any occupation or employment for remuneration or profit, which, in the opinion of a qualified physician, will be permanent and continuous during the remainder of the Employee's life. Disability shall be deemed to have resulted from an unavoidable cause unless it:

           (a) Was contracted, suffered, or incurred while the Employee was engaged in, or resulted from his having been engaged in, a criminal enterprise;

           (b)      Resulted from an intentionally self-inflicted injury; or

           (c) Resulted from habitual drunkenness or addiction to narcotics.

           Total and permanent disability resulting from any of such enumerated causes, or from future service in the armed forces which prevents an Employee from returning to employment with the Employer and for which he receives a military pension, shall not entitle an Employee to benefits due to Total and Permanent Disability under Section 4.05 of the Plan.

           A Participant will not cease to be deemed disabled solely because he engages in gainful employment for purposes of rehabilitation as approved by the Employer in a consistent and nondiscriminatory manner.

1.35 TRUST AGREEMENT and TRUST mean the agreement between the Trustee and the Employer governing the administration of the Trust Fund, as it may be amended from time to time, and the Trust established thereunder.

1.36 TRUST FUND means all money, securities, and other property held by the Trustee for the purposes of the Plan, together with the income therefrom.

1.37 TRUSTEE means the person, persons, entity, or entities appointed by the Board to act as trustee of the Trust.

1.38       UNION means the United Steelworkers of America.

1.39 VESTED INTEREST means that portion of a Participant's Accrued Benefit which is nonforfeitable and vested, based upon the number of years of Vesting Service credited to the Participant.

1.40 VESTING SERVICE means a Participant's credit for purposes of determining his right to a nonforfeitable benefit under the Plan. Such Vesting Service shall mean the Employee's Service determined in accordance with the following rules:

           (a) If an Employee is reemployed by the Employer within the twelve (12) consecutive month period beginning on the date that the Employee quit, was discharged, retired, or began a leave of absence per Contract, then the period of time during which he was not employed shall count as Service.

           (b) If an Employee returns to work within twenty-four (24) months after a leave of absence authorized by the Employer commenced, the period of time during which he was not at work shall count as Service.

           (c) If an Employee returns to work within twelve (12) months after his sickness, vacation, disability or layoff commenced, then the period of time during which he was not at work shall count as Service.

           (d) If an Employee does not complete an Hour of Service during the twelve (12) consecutive month period beginning on his Severance From Service date, then his Severance From Service date shall be considered his "break-in-service" date and, unless the former Employee is subsequently reemployed by the Employer, he shall not be credited with any additional Service.

           (e) If an individual described in subparagraph (d) above is later reemployed by the Employer, the special rules described below shall apply:

                    Service prior to the Employee's most recent Severance From Service date shall be counted along with Service earned after the Employee's Date of Reemployment if:

                    (1) The Employee had any Vested Interest in his Accrued Benefit prior to his most recent Severance From Service date; or

                    (2) The Employee did not have any Vested Interest in his Accrued Benefit at his most recent Severance From Service date, but the Employee's period of Service prior to his most recent Severance From Service date exceeds the greater of five (5) years or the latest period of severance during which the Employee was not employed by the Employer.

                    If a reemployed Employee does not meet either test in (1) or
                    (2) above, then any Service earned prior to the Severance From Service date shall be disregarded.

                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

2.01     PARTICIPATION

         (a) Every Employee who was a Participant in the Prior Hourly Plan on December 30, 2000 shall continue to participate in the Plan on the Restatement Date. Effective June 1, 1987, the Prior Hourly Plan was frozen with respect to new participation. Effective January 1, 2001, Hourly Employees hired on or after such date shall participate in the Plan as of the January 1 coincident with or immediately following their Date of Employment. In addition, all Hourly Employees who were hired on or after June 1, 1987 and are still Hourly Employees on January 1, 2001 shall become Participants on January 1, 2001.

         (b) Every Employee who was a Participant in the Prior Salaried Plan on December 30, 2000 shall continue to participate in the Plan on the Restatement Date in accordance with the provisions set forth in Special Appendix I of the Plan. Effective as of December 31, 2000, the Plan was frozen with respect to new participation and benefit accruals by any Employee who is not an Hourly Employee. Employees hired on or after December 31, 2000 who are not Hourly Employees shall not be eligible to participate in the Plan and Employees who participated in the Prior Salaried Plan as of the Restatement Date shall not be credited with any additional Service (as defined in Special Appendix I) for purposes of benefit accruals, after such date. Such Participants shall continue to accrue Vesting Service (as defined in Special Appendix I).

         (c) Leased employees, as defined in Section 414(n) of the Code, are not eligible to participate in the Plan.

2.02       REEMPLOYMENT OF A PARTICIPANT

           A Participant who incurs a Severance From Service shall be a Participant immediately upon his Date of Reemployment, if he meets the requirements of Section 2.01(a) above.

                                   ARTICLE III
                                  CONTRIBUTIONS

3.01       TRUSTEE AND TRUST AGREEMENT

           The Plan shall be funded through the Trust Fund. The Trustee shall have the rights, powers, and duties set forth in the Trust Agreement, under which agreement the Trustee shall receive contributions from the Employer to the Trust Fund.

3.02       EMPLOYER CONTRIBUTIONS

           Except as otherwise provided by mutual agreement between the Employer and the Union, during the continuance of the Plan, the Employer will pay to the Trustee, to be held or applied under the Trust Agreement, such amounts as shall comply with the funding requirements of the Code.

3.03       FORFEITURES

           Any forfeiture under the Plan shall be applied to reduce Employer contributions and not to increase the benefits any Participant would otherwise receive under the Plan.

3.04       REVERSION OF EMPLOYER CONTRIBUTIONS

           (a) At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries and to pay the reasonable expenses of administration of the Plan and Trust, to the extent that such expenses are not paid by the Employer, and no part of the Trust Fund shall revert or be repaid to the Employer, either directly or indirectly, except for such part of the Trust Fund, if any, which remains in the event the Plan is terminated and after the satisfaction of all liabilities to persons entitled to benefits under the Plan.

           (b) Notwithstanding the above, if a contribution is made by mistake of fact, then it shall be returned to the Employer within one (1) year after the contribution was made; and (b) all contributions by the Employer are made on the condition that they meet the requirements for deductibility under
                    Section 404 of the Code and, to the extent disallowed as a deduction, shall be returned to the Employer within one (1) year after disallowance of the deduction.

3.05       SPECIAL RULES RELATING TO REEMPLOYED VETERANS

           Notwithstanding any provision in this Plan to the contrary, effective December 12, 1994, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV
                                    BENEFITS

4.01       NORMAL RETIREMENT BENEFIT

           A Participant who retires at his Normal Retirement Age shall be entitled to a monthly retirement income payable as provided in
           Article V of the Plan, commencing upon his Normal Retirement Date, in an amount equal to one-twelfth (1/12) of the sum of (a) and (b) where:

           (a) equals One hundred eighty-six dollars ($186) multiplied by the portion of such Participant's Service earned as of December 31, 2000, and

           (b) equals Four hundred eighty dollars ($480) multiplied by the portion of such Participant's Service earned after December 31, 2000.

           For any Participant whose retirement date is prior to November 1, 2000, years of Service in excess of forty (40) shall not be counted.

           If any Participant is or shall become, or upon application would become, entitled to any other retirement income or payment in the nature of a pension (other than primary old age insurance benefits or disability insurance benefits provided under the Social Security Act) from any source or fund, to which source or fund the Employer shall have directly or indirectly contributed, then the amount of the retirement income payable to such Participant for any period shall be reduced by the amount of any such other retirement income paid or payable to him or that would upon application become payable to him during the time any retirement income is payable under this Plan; provided, however, if such Participant shall have contributed to the source or fund out of which such other retirement income shall be paid or become payable or would become payable upon application, the amount by which the retirement income payable under this Plan shall be reduced for any period shall be decreased by the amount attributable to the contributions that such Participant shall have made to such source or fund.

           Notwithstanding anything to the contrary in the preceding paragraphs of this section, if a Participant is entitled to a benefit from the Employer's individual account retirement plan, then the retirement income payable to the Participant under this Plan shall not be reduced by the benefit from the individual account retirement plan.

           In no event will the total yearly amount of retirement income to be provided for a reemployed Participant on account of all periods of employment be greater than the yearly amount of retirement income that would have been provided for him if his prior Severance From Service had not occurred.

4.02       POSTPONED RETIREMENT BENEFIT

           If a Participant remains in the employ of the Employer after his Normal Retirement Date, his Postponed Retirement Date shall be the first day of the month next following the date on which he actually retires from employment. A Participant who retires on a Postponed Retirement Date shall be entitled to a retirement income payable as provided in Article V of the Plan, commencing on his Postponed Retirement Date, in the amount determined under the formula set forth in Section 4.01 of the Plan, based on his years of Service at his Postponed Retirement Date. A Participant who remains in the employ of the Employer after his Normal Retirement Date shall be notified by the Plan Administrator, in writing by personal delivery or first-class mail, during the calendar month during which his Normal Retirement Date occurs, that he will not be entitled to receive any benefit for any calendar month of employment during which he is scheduled to work forty (40) or more Hours of Service or receives from the Employer or a Related Employer payment for any Hours of Service performed on each of eight (8) or more days in such month (or separate work shifts), provided that the Plan has not determined or used the actual number of Hours of Service. The benefit of such Participant shall be actuarially increased to reflect the benefit payable to such Participant for any calendar month during which he does not complete forty (40) Hours of Service or receive from the Employer or a Related Employer payment for any Hours of Service performed on each of eight (8) or more days in such month (or separate work shifts), provided the Plan has not determined or used the actual number of Hours of Service. If such Participant dies before the commencement of his benefit, as so increased, a single sum equal to the aggregate benefit payable to the Participant for each month after his Normal Retirement Date during which he did not complete at least forty (40) Hours of Service shall be paid to his surviving spouse, and if none, to his estate. However, the benefit the Participant accrued under this Section 4.02 during a period in which he worked less than forty (40) Hours of Service a month will be offset by the value of the single sum death benefit described in the preceding sentence. If the Participant is not given notice of suspension of benefits as described above, then, upon retirement, the Participant shall be entitled to receive a benefit calculated by actuarially increasing the benefit payable at Normal Retirement Date to the date of retirement if such benefit is greater than the benefit otherwise payable under the Plan.

4.03       EARLY RETIREMENT BENEFIT

           A Participant who has reached his Early Retirement Age may retire at any time prior to his Normal Retirement Age. A Participant who retires on or after his Early Retirement Age, but prior to his Normal Retirement Age, shall be entitled to a retirement income for life, commencing upon his Normal Retirement Date, in an amount equal to his Accrued Benefit. However, the Participant may elect to have his retirement income begin on the first day of any month on or after his Early Retirement Date, in which event he shall be entitled to receive a retirement income for life in an amount equal to his Accrued Benefit, multiplied by the applicable Adjustment Factor shown on the attached Table I.

4.04       TERMINATION OF VESTED PARTICIPANT

           A Participant who has completed at least five (5) years of Vesting Service and who incurs a Severance From Service before he becomes eligible to retire at his Normal Retirement Age, his Disability Retirement Age, or his Early Retirement Age shall be entitled to receive a retirement income for life commencing upon his Normal Retirement Date in an amount equal to his Accrued Benefit. However, the Participant, if he has completed at least fifteen (15) years of Vesting Service, may elect to have his retirement income begin on the first day of any month within the five (5) year period immediately preceding his Normal Retirement Date, in which event he shall be entitled to receive a retirement income for life in an amount equal to his Accrued Benefit, multiplied by the applicable Adjustment Factor shown on the attached Table I. A Participant who incurs a Severance From Service before he completes five (5) years of Vesting Service or before his Normal Retirement Age shall not be entitled to any benefits under the Plan, except as provided in Article IX, and his Accrued Benefit shall be forfeited on the date he incurs a Severance From Service of five (5) years.

4.05       DISABILITY RETIREMENT BENEFIT

           (a) A Participant who incurs a Severance From Service on or after his Disability Retirement Age shall be entitled to a disability retirement pension, which shall commence on his Disability Retirement Date. The monthly amount of such Participant's disability retirement pension is the monthly retirement income computed in accordance with Section 4.01 (based on the Participant's Service and the benefit multiple in effect on his date of Total and Permanent Disability). If the Participant's disability retirement pension is to commence after a period of time when he receives statutory compensation, his disability retirement pension shall be based on his Service when his disability retirement pension is to begin.

                    The monthly amount of disability retirement pension will, however, be reduced by the monthly value of any periodic payment provided for the Participant under any workers' compensation law or similar law that becomes payable while he is receiving disability benefits under the Plan.

           (b) A Participant applying for or receiving a disability retirement pension may be required to submit to an examination by a competent physician acceptable to the Employer and may be required to submit to such reexaminations at reasonable intervals as shall be determined by the Retirement Plan Board to make a determination concerning his physical condition. If a Participant refuses to submit to periodic medical examinations, his benefits shall be discontinued until he completes the examination. If, on the basis of such an examination, it is found that the Participant is no longer Totally and Permanently Disabled, payment of his disability retirement pension shall be terminated. Payment of the disability retirement pension will be made until the earliest of the following dates:

                    (1)     The date the Participant ceases to be disabled;

                    (2)     The Participant's Normal Retirement Date; or

                    (3)     The date of the Participant's death.

           (c) In the case of a Participant who is unmarried at the time his disability retirement pension commences, the benefit shall be in the form of a pension payable during his lifetime only, but ceasing with the cessation of Total and Permanent Disability, prior to Normal Retirement Date.

                    In the case of a Participant who is married and has not attained Normal Retirement Age at the time his disability retirement pension commences, the benefit shall be in the form of a pension payable during his lifetime only, and ceasing with the cessation of Total and Permanent Disability.

                    A Participant who is receiving a disability retirement pension as of his Normal Retirement Date shall be eligible to receive retirement income in accordance with Article V (based on the Participant's Service and the Plan as in effect as of the Participant's date of Total and Permanent Disability). If a Participant ceases to be disabled before his Normal Retirement Date and if he promptly returns to the employment of the Employer, he will not be considered to have interrupted his employment but he will not have accrued Service during the period of his Disability. If a Participant ceases to be disabled before his Normal Retirement Date and does not promptly return to the employment of his Employer, he will be considered to have terminated his employment on the date he became disabled and his Vested Interest will be determined in accordance with the terms of the Plan on the date he became disabled.

4.06       MINIMUM BENEFITS

           In no event shall any Participant who was participating in the Prior Plan prior to December 31, 2000 receive a benefit less than the benefit he would have been entitled to receive under the Prior Plan based on the factors in the Prior Plan applicable to such Participant.

4.07       MAXIMUM BENEFITS

           For purposes of compliance with Section 415 of the Code (or any successor to said Section), the following limitations on Plan benefits are hereby imposed:

           (a) The retirement benefits payable to a Participant in any Limitation Year shall not exceed an annual sum equal to the least of:


                    (1) Ninety thousand dollars ($90,000) (or such other amount as may be determined by Treasury regulations issued pursuant to Section 415 of the Code).

                    (2) The Participant's average annual compensation (as defined in Section 4.09) over the three (3) consecutive calendar years during which his compensation (as defined in Section 4.09) from the Employer or a Related Employer was the highest.

                    (3) If the Participant has less than ten (10) years of participation in the Plan, the amount determined under Section 4.07(a)(1) multiplied by a fraction, the numerator of which is the number (not less than one (1)) of years (or parts thereof) of participation in the Plan and the denominator of which is ten (10); provided, however, that for purposes of Section 4.08, the limitation shall be based on Vesting Service rather than on years of participation.

                    (4) If the Participant has less than ten (10) years of Service, the amount determined under Section 4.07(a)(2) multiplied by a fraction, the numerator of which is the Participant's number (not less than one (1)) of years of Service and the denominator of which is ten (10).

                    Notwithstanding the foregoing, in the event that a Participant has never participated in any defined contribution plan maintained by the Employer or a Related Employer, the annual pension payable to such Participant shall not be deemed to exceed the limitations of this section if it does not exceed ten thousand dollars ($10,000) multiplied by a fraction, the numerator of which is the number (not less than one (1)) of the Participant's years of Vesting Service and the denominator of which is ten (10).

                    Pensions payable in a form other than a straight life annuity shall be adjusted to an actuarially equivalent straight life annuity before applying the limitations of this Section 4.07. For distributions occurring prior to January 1, 1995, the interest rate assumption used to determine actuarial equivalence for this purpose shall be the greater of the interest rate currently used by the Plan for the purpose of determining actuarial equivalence or five percent (5%). Effective January 1, 1995, to determine actuarial equivalence for this purpose where the benefit is not subject to Section 417(e)(3) of the Code, the actuarially equivalent straight life annuity shall equal the greater of (1) such annuity determined using the Plan's interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form, and (2) such annuity determined using the 83 GAM unisex mortality table and an interest rate of five percent (5%). For purposes of adjusting any benefit subject to
                    Section 417(e)(3) of the Code effective

                    January 1, 1995, the straight life annuity will be equal to the greater of (i) the equivalent straight life annuity computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form and (ii) the equivalent straight life annuity computed using the applicable interest rate as defined in Section 417(e)(3) of the Code and the GAM 83 unisex mortality table or any successor mortality table prescribed by the Secretary of the Treasury for purposes of
                    Section 415 of the Code. No actuarial adjustment to the benefit is required for the value of a Joint and Survivor Annuity form.

           (b) If payments begin prior to a Participant's Social Security Retirement Age but on or after age sixty-two (62), the limitation in subparagraph (a)(1) shall be adjusted as follows.

                    (1) If a Participant's Social Security Retirement Age is sixty-five (65), the limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the limitation in subparagraph (a)(1) by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age sixty-five
                             (65).

                    (2) If a Participant's Social Security Retirement Age is greater than age sixty-five (65), the limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the limitation in subparagraph (a)(1) by 5/9 of one percent for each of the first thirty-six (36) months and 5/12 of one percent for each of the additional months (up to twenty-four (24) months) by which benefits commence before the month in which the Participant attains his Social Security Retirement Age.

           (c) If benefit payments begin prior to a Participant's attainment of age sixty-two (62), the Plan Administrator shall reduce the limitation in subparagraph (a)(1) at age sixty-two (62) (as calculated pursuant to subparagraph (b)) on an actuarially equivalent basis for each month by which benefits commence before the month in which the Participant attains age sixty-two (62) as follows:

                    (1) For distributions occurring prior to January 1, 1995, the Plan Administrator shall use an interest rate assumption equal to the greater of five percent (5%) per annum or the rate currently used by the Plan for determining actuarial equivalence.

                    (2) For distributions commencing on or after January 1, 1995, the reduced dollar limitation in subparagraph (a)(1) shall be the lesser of (i) the actuarial equivalent of the limitation in subparagraph (a)(1) at age sixty-two (62) determined on the basis of the interest rate and mortality table (or other tabular factor) used by the Plan for the purpose of determining actuarial equivalence for early retirement benefits, or (ii) the actuarial equivalent of the dollar limitation at age sixty-two (62) computed using five (5%) percent interest and the GAM 83 unisex mortality table or any successor mortality table prescribed by the Secretary of the Treasury.

           (d) If benefit payments begin after a Participant's Social Security Retirement Age, the Plan Administrator shall increase the limitation in subparagraph (a)(1) at Social Security Retirement Age on an actuarially equivalent basis, as follows:

                    (1) For distributions occurring prior to January 1, 1995, the Plan Administrator shall use an interest rate assumption equal to the lesser of five percent (5%) per annum or the rate currently used by the Plan for determining actuarial equivalence

                    (2) For distributions commencing on or after January 1, 1995, the increased dollar limitation in subparagraph (a)(1) shall be the lesser of (i) the actuarial equivalent of the limitation of subparagraph (a)(1) at Social Security Retirement Age determined on the basis of the interest rate and mortality table (or other tabular factor) used by the Plan for the purpose of determining actuarial equivalence for delayed retirement benefits; or (ii) the actuarial equivalent of the limitation under subparagraph (a)(1) at Social Security Retirement Age computed using five (5) percent interest and the GAM 83 unisex mortality table or any successor mortality table prescribed by the Secretary of the Treasury.

           (e)      Notwithstanding the foregoing, determinations under Code
                    Section 415(b)(2)(E) that are made before January 1, 2000 shall be made on the basis of Code Section 415(b)(2)(E) as in effect on December 7, 1994 and the provisions of the Plan as in effect on December 7, 1994.

           (f) For purposes of Section 4.07(e) of this Plan, "Social Security Retirement Age" shall mean the age used as the retirement age for the

                    Participant under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were sixty-two (62).

4.08       COMBINED MAXIMUM LIMITATIONS

           In the event any Participant is also participating in any other qualified defined contribution plan (within the meaning of Section 401 of the Internal Revenue Code) maintained by the Employer or a Related Employer, then for any Limitation Year the sum of the "Defined Benefit Plan Fraction" and the "Defined Contribution Plan Fraction" for such Limitation Year shall not exceed 1.0. For purposes of this Section 4.08, such sum shall be determined in accordance with the following:

           (a) The "Defined Benefit Plan Fraction" for any year is a fraction:

                    (1) The numerator of which is a projected annual benefit of the Participant under each defined benefit plan (determined as of the close of the year); and

                    (2) The denominator of which is the lesser of the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year times 1.25, or the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such Limitation Year times 1.4.

        (b) The "Defined Contribution Plan Fraction" for any year is a fraction:

                    (1) The numerator of which is the sum of the annual additions to the Participant's account under each defined contribution plan as of the close of the year; and

                    (2) The denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior year of service with the Employer or a Related Employer:

                            (A) The product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year; or

                            (B) The product of 1.4 multiplied by the amount which may be taken into account under
                                     Section 415(c)(1)(B) of the Code for such Limitation Year.

           The annual additions for any Limitation Year beginning before October 1, 1987 shall not be recomputed to treat all employee contributions as annual additions.

           For purposes of this Section 4.08, all defined benefit or defined contribution plans shall be treated as one (1) plan by class. In the event the above limitation would otherwise be exceeded in any Limitation Year, the Participant's benefits under this Plan are to be limited.

           If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before October 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator), as prescribed by the Secretary of the Treasury, so that the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction computed under Section 415(e)(1) of the Code does not exceed one (1).

           Notwithstanding the foregoing, effective for Limitation Years beginning after December 31, 1999, this Section 4.08 shall be of no force and effect.

4.09       DEFINITION OF COMPENSATION FOR PURPOSES OF SECTIONS 4.07 AND 4.08

           (a) Solely for the purpose of applying the limitations of Sections 4.07 and 4.08, the compensation of a Participant includes:

                    (1) A Participant's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer or Related Employer to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances); provided, however, that the compensation of a Participant effective January 1, 1998 shall include the Participant's elective deferrals under Section 402(g)(3) and Section 125 of the Code;

                    (2) In the case of a Participant who is an employee within the meaning of Section 401(c)(1) of the Code and the regulations thereunder, the Participant's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder);

                    (3) Amounts described in Sections 104(a)(3), 105(a), and 105(h) of the Code, but only to the extent these amounts are includable in the gross income of the Employee;

                    (4) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under Section 217 of the Code;

                    (5) The value of a nonqualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted; and

                    (6) The amount includable in the gross income of an Employee upon making the election described in
                             Section 83(b) of the Code.

              (b) Solely for the purpose of applying the limitations of Sections 4.07 and 4.08, the compensation of a Participant excludes:

                    (1) Contributions made by the Employer or a Related Employer to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed (effective January 1, 1998, other than as described in Section 402(g)(3) of the Code), Employer contributions under a simplified employee pension plan to the extent such contributions are excluded from the Participant's gross income, or any distributions from a plan of deferred compensation;

                    (2) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to substantial risk of forfeiture;

                    (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

                    (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee), and effective January 1, 1998, other than those excluded from the gross income of the Employee by reason of Section 125 of the Code.

4.10       REEMPLOYMENT AFTER RECEIPT OF BENEFITS

           (a) A Participant who terminates employment and is rehired without having received retirement benefits and who once again becomes a Participant in the Plan may later retire and receive benefits based upon his entire period of Service both before and after such termination and reemployment, to the extent not disregarded under Section 1.31.

           (b) A Participant who retires and is rehired prior to his Normal Retirement Date after beginning to receive retirement benefits shall have such payments suspended. In the event that a reemployed, retired Participant accrues further periods of Service, he may later retire again to receive benefits based upon his total period of Service both before and after such termination and reemployment. However, the subsequent retirement benefits shall be actuarially reduced to reflect the benefits he received prior to his reemployment.

           (c) A Participant who retires and is rehired after his Normal Retirement Date and after beginning to receive retirement benefits shall have such payments suspended. No payment shall be suspended unless the Plan Administrator gives written notice to the Employee by personal delivery or first-class mail, during the month in which his reemployment occurs, that he will not receive any benefit for any calendar month of employment during which he works forty
                    (40) or more Hours of Service for the Employer or a Related Employer or receives from the Employer or a Related Employer payment for any Hours of Service performed on each of eight
                    (8) or more days in such month (or separate work shifts), provided that the Plan has not determined or used the actual number of Hours of Service. The benefit of such Participant shall be actuarially increased to reflect the benefit payable to such Participant for any calendar month during which he does not complete forty (40) Hours of Service for the Employer or a Related Employer or receive from the Employer or a Related Employer payment for any Hours of Service performed on each of eight (8) or more days in such month (or separate work shifts), provided that the Plan has not determined or used the actual number of Hours of Service. If such Participant dies before the commencement of his benefit, as so increased, a single sum equal to the aggregate benefit payable to the Participant for each month after his Normal Retirement Date during which he did not complete at least forty (40) Hours of Service for the Employer or a Related Employer or receive from the Employer or a Related Employer payment for any Hours of Service performed on each of eight (8) or more days in such month (or separate work shifts), provided that the Plan has not determined or used the actual number of Hours of Service shall be paid to his surviving spouse, and if none, to his estate. However, the benefit the Participant accrued under
                    Section 4.02 during a period in which he worked less than forty (40) Hours of Service a month will be offset by the value of the single sum death benefit described in the preceding sentence. Hours of Service in this subsection are hours as defined under Department of Labor Regulation
                    Section 2530.200b-2(a).

                    In the event that a reemployed, retired Participant accrues further periods of Service, he may later retire again, to receive benefits based upon his total period of Service both before and after such termination and reemployment. However, the subsequent retirement benefits shall be actuarially reduced to reflect the benefits he received prior to his Normal Retirement Date. In the event that, by mistake, suspension occurs without notice as provided in this subsection, the Participant shall be entitled to receive a benefit calculated by actuarially increasing the benefit payable at Normal Retirement Date to the date of subsequent retirement if such benefit is greater than the benefit described in this paragraph.

                                    ARTICLE V
                          FORM AND PAYMENT OF BENEFITS

5.01       NORMAL PENSION

           If a Participant is unmarried as of his Annuity Starting Date, the benefit payments determined under Article IV shall be in the form of a Normal Pension, unless the Participant elects the optional form of payment provided in the Plan in accordance with the procedures of
           Section 5.03. The benefit formula in Section 4.01 yields payments in the form of a Normal Pension.

5.02       JOINT AND SURVIVOR ANNUITY

           If a Participant is married on his Annuity Starting Date, benefit payments determined under Article IV shall be in the form of a Joint and Survivor Annuity, unless the Participant, with the consent of the Participant's spouse, elects either the Normal Pension or the optional form of payment provided in the Plan in accordance with the procedures of Section 5.04.

5.03       ELECTION NOT TO RECEIVE NORMAL PENSION

           An unmarried Participant may elect in writing, during the ninety (90) day period ending on his Annuity Starting Date, to waive the automatic Normal Pension form of benefit described in Section 5.01 and to make a qualified election of the optional form of payment permitted under the Plan. No less than thirty (30) days and no more than ninety (90) days prior to the Participant's Annuity Starting Date and consistent with such regulations as the

           Secretary of the Treasury may prescribe, the Retirement Plan Board shall provide the Participant with a written explanation of:

           (a)      The terms and conditions of the Normal Pension;

           (b) The Participant's right to make and the effect of an election to waive the Normal Pension;

           (c) The right of the Participant to revoke such election and the effect of such revocation; and

           (d) The relative value of the optional form of benefit available under the Plan.

5.04       ELECTION NOT TO RECEIVE JOINT AND SURVIVOR ANNUITY

           (a) A Participant may, with his spouse's written consent, elect in writing, during the ninety (90) day period ending on his Annuity Starting Date, to waive the automatic Joint and Survivor Annuity form of payment described in Section 5.02 and to make a qualified election of either the Normal Pension or the optional form of payment permitted under the Plan. The spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or notary public. The spouse must also consent both to the specific optional form of benefit chosen and to the specific Beneficiary designated, if applicable. Notwithstanding the foregoing, this paragraph (a) shall not apply if it is established to the Retirement Plan Board's satisfaction that the spouse cannot be located or that other circumstances set forth in regulations promulgated under Section 417 of the Code which preclude the necessity of the spouse's consent are present with respect to the Participant.

           (b) No less than thirty (30) days and no more than ninety (90) days prior to the Participant's Annuity Starting Date and consistent with such regulations as the Secretary of the Treasury may prescribe, the Retirement Plan Board shall provide the Participant with a written explanation of:

                    (1) The terms and conditions of the Joint and Survivor Annuity;

                    (2) The Participant's right to make and the effect of an election to waive the Joint and Survivor Annuity;

                    (3) The right of the Participant's spouse to consent to any election to waive the Joint and Survivor Annuity;

                    (4) The right of the Participant to revoke such election and the effect of such revocation; and

                    (5) The relative values of the forms of benefit available under the Plan.

5.05     ADDITIONAL RULES APPLICABLE TO BENEFIT ELECTIONS

         Notwithstanding the provisions of Sections 5.03 and 5.04 above, the following procedures shall apply to the distribution of benefits hereunder. If the Participant, after having received the written explanation of Normal Pension or Joint and Survivor Annuity as applicable, affirmatively elects a form of distribution and the spouse consents in writing to that form of distribution, if necessary, the Annuity Starting Date may be less than thirty (30) days after the written explanation was provided to the Participant, and the written explanation may be provided after the Annuity Starting Date, provided that the following requirements are met:

           (a) The Retirement Plan Board provides information to the Participant clearly indicating that the Participant has a right to at least thirty (30) days to consider whether to waive the Normal Pension or Joint and Survivor Annuity and consent to an alternative form of distribution. The Participant (and, if the Participant is married, and if payment is to be made in a form other than the Joint and Survivor Annuity, the Participant's spouse) affirmatively waives the requirement that the written explanation be provided at least thirty (30) days before the Annuity Starting Date. In such event, payment may commence less than thirty (30) days after the written explanation is provided to the Participant. If the written explanation is provided after the Annuity Starting Date, the Participant (and, if the Participant is married and if payment is to be made in a form other than the Joint and Survivor Annuity, the Participant's spouse) affirmatively waives the requirement that distribution must commence at least thirty (30) days after the written explanation is provided. In such event, payment may commence less than thirty (30) days after the written explanation is provided to the Participant.

           (b) The Participant is permitted to revoke an affirmative distribution election at least until the Annuity Starting Date, or, if later, at any time prior to the expiration of the seven-day period that begins the day after the explanation of the Normal Pension or Joint and Survivor Annuity is provided to the Participant.

           (c) Distribution in accordance with the affirmative election does not commence before the expiration of the seven-day period that begins the day after the explanation of the Normal Pension or Joint and Survivor Annuity is provided to the Participant. If a written explanation is provided after the Annuity Starting Date, payments retroactive to such date shall be made to the Participant when distribution commences.

5.06       PAYMENT IN OPTIONAL FORM ON RETIREMENT

           (a) As an optional form of payment, a Participant may elect to have his retirement income paid in the form of a contingent annuitant option. A contingent annuitant option is a reduced monthly income payable to the Participant during his lifetime with payments to continue after his death to his designated Beneficiary for the lifetime of the Beneficiary in an amount equal to fifty percent (50%) of the reduced monthly amount to the Participant during his lifetime. The Participant's monthly income under the contingent annuitant option shall be an amount equal to the amount payable under the Normal Pension, multiplied by the applicable Adjustment Factor as shown on Table II attached hereto.

                    A Participant's life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a nonspouse Beneficiary may not be recalculated.

                    All distributions shall be determined and made in accordance with Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the Proposed Regulations.

           (b) If the single sum Actuarial Equivalent of a Participant's benefit is greater than five thousand dollars ($5,000) and the Annuity Starting Date precedes his Normal Retirement Date, then such Participant must consent in writing to the early commencement of benefits. His spouse must also consent in writing to the early commencement of benefits unless payment is made in the form of a Joint and Survivor Annuity.

           (c) A Participant who has elected an alternative form of benefit payment may revoke such election at any time before his Annuity Starting Date without the consent of his spouse, if any. Another election to receive his retirement income in another form must be made in accordance with this Article V. If a Participant who has elected an optional form of benefit dies prior to his Annuity Starting Date, retirement income payments shall be made in accordance with the provisions of the Plan as if no optional form of retirement income had been elected. If a Participant who has elected an optional form of benefit dies either on or after his Annuity Starting Date, retirement income payments shall be made in accordance with the optional form elected.

           (d) If the single sum Actuarial Equivalent value of any benefit that is not yet in pay status is five thousand dollars ($5,000) or less, the Retirement Plan Board shall direct the Trustee to pay such benefit with respect to the terminated Participant or Beneficiary as soon as practicable (whether or not the Participant has reached a retirement date) in a single sum cash payment which shall be the Actuarial Equivalent of the retirement income otherwise payable. For purposes of this paragraph, if the present value of a Participant's vested Accrued Benefit is zero (0), the Participant shall be deemed to have received a distribution of such vested Accrued Benefit under this paragraph (e).

5.07       PRE-RETIREMENT SURVIVOR ANNUITY

           If a Participant or former Participant dies after having earned a nonforfeitable right to his Accrued Benefit, but prior to his Annuity Starting Date, and if he is survived by a spouse to whom he has been married throughout the twelve (12) month period preceding his death, such spouse shall be eligible to receive a Pre-retirement Survivor Annuity under this Section 5.07, payable as set forth in subsection
           (a) or (b) below, whichever is applicable:

           (a) If a Participant dies during employment on or after the attainment of his Early Retirement Age, the Pre-retirement Survivor Annuity shall be a monthly income payable for the life of the spouse, equal to the benefit that would have been payable to the spouse had the deceased Participant retired on the day before death and elected immediate commencement of benefits in the Joint and Survivor Annuity (fifty percent (50%)) form. Payment to the spouse will begin on the first day of the month coinciding with or next following the Participant's date of death unless the spouse elects to defer distribution. The last monthly payment shall be made for the month in which death of such spouse occurs. The spouse may elect to defer commencement of benefits, but not beyond the date the Participant would have attained age seventy and one-half (70 1/2).

           (b) If a Participant dies during employment but prior to the attainment of his Early Retirement Age, or, in the case of the death of a former Participant, the following rules shall apply:

                    (1) If a Participant or former Participant was eligible to immediately commence receipt of his retirement income as of the date of his death, the Pre-retirement Survivor Annuity shall be a monthly income payable for the life of the spouse, equal to the benefit that would have been payable to the spouse had such Participant retired on the day before death and elected immediate commencement of benefits in the Joint and Survivor Annuity (fifty percent (50%)) form. Payment to the spouse will begin on the first day of the month coinciding with or next following the Participant's date of death unless the spouse elects to defer distribution. The last monthly payment shall be made for the month in which death of such spouse occurs. The spouse may elect to defer commencement of benefits, but not beyond the date the Participant would have attained age seventy and one-half (70 1/2).

                    (2) If a Participant or former Participant was not eligible to immediately commence receipt of benefits hereunder as of the date of his death, the Pre-retirement Survivor Annuity shall be a monthly income payable for the life of the spouse, equal to the benefit that would have been payable to such spouse had the Participant terminated employment on his date of death (except, where termination of employment occurred prior to his death, the Participant's date of termination of employment shall be used) and then survived and retired on the first date upon which he could have elected immediate benefits and elected immediate commencement of benefits in the Joint and Survivor Annuity (fifty percent (50%) form. Payment to the spouse will begin on the first day of the month in which the Participant could have elected immediate benefits had he survived unless the spouse elects to defer distribution. The last monthly payment shall be made for the month in which death of such spouse occurs. The spouse may elect to defer commencement of benefits, but not beyond the date the Participant would have attained age seventy and one-half (70 1/2).

5.08       ADMINISTRATIVE POWERS RELATING TO PAYMENTS

           If a Participant or Beneficiary is under a legal disability or, by reason of illness or mental or physical disability, is unable, in the opinion of the Retirement Plan Board, to attend properly to his personal financial matters, the Trustee may make such payments in such of the following ways as the Retirement Plan Board shall direct:

           (a)      Directly to such Participant or Beneficiary; or

           (b) To the legal representative of such Participant or Beneficiary.

           Any payment made pursuant to this Section 5.08 shall be in complete discharge of the obligation for such payment under the Plan.

5.09       NO GUARANTY OF BENEFITS

           The benefits provided under the Plan shall be paid solely from the assets of the Trust Fund. Nothing contained in the Plan or the Trust Agreement shall constitute a guaranty by the Employer or the Trustee that the assets of the Trust Fund will be sufficient to pay any benefit to any person.

 5.10      TIME OF PAYMENT

           Unless the Participant elects otherwise, payment shall be made or shall commence not later than the sixtieth day after the close of the Plan Year in which the latest of the following occurs:

           (a)      The Participant attains age sixty-five (65);

           (b) The tenth anniversary of the year in which the Participant commenced participation in the Plan occurs; or

           (c)      The Participant terminates his employment with the Employer.

           Payment of retirement income to any Participant shall commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2), whether or not such Participant has retired. Payment shall be made in a form of payment provided under Section 5.01, 5.02 or 5.06, and such forms of payment do not extend beyond the life of the Participant or over the lives of the Participant and a designated Beneficiary (or the life expectancy of the Participant or the life expectancies of the Participant and a designated Beneficiary.) The preceding two sentences shall not apply to a Participant who:

           (a) Has made a written election to receive his benefits under the Plan at a later date in accordance with Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982; or

           (e) Has attained age seventy and one-half (70 1/2) before January 1, 1988 and was not a five percent (5%) owner of the Employer or a Related Employer at any time during the Plan Year ending with or within the calendar year in which such individual attained age sixty-six and one-half (66 1/2) or any subsequent Plan Year.

5.11     DEATH DISTRIBUTION REQUIREMENTS

           (a) In addition to any other requirements specified in the Plan, if the Participant dies after his Annuity Starting Date, the remaining portion of his retirement income will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

           (b) In addition to any other requirements specified in the Plan, if the Participant dies before distribution of his interest commences, the Participant's entire interest payable pursuant to his death, if any, will be distributed no later than five (5) years after the Participant's death except to the extent one of the exceptions below is satisfied:

                      (1) If any portion of the Participant's interest is payable to a designated Beneficiary, pursuant to an election made under Section 5.06(a), distributions may be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than one (1) year after the Participant's death;

                      (2) If the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2), and if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

                              This Section 5.11(b) is included solely as required under Section 401(a)(9) of the Code and Regulations thereunder and does not provide for a death benefit or distribution option not otherwise provided under the Plan.

5.12       DIRECT ROLLOVERS

           A Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan in the form of a Direct Rollover. Notwithstanding the above, an Eligible Rollover Distribution of less than two hundred dollars ($200) is not eligible for a Direct Rollover. Further, a Distributee may elect to have an Eligible Rollover Distribution paid to only one Eligible Retirement Plan in a Direct Rollover.

           For purposes of this Section 5.12, the following definitions apply:

           (a) "Distributee" means a Participant or former Participant, his surviving spouse, his spouse, or his former spouse who is the Alternate Payee under a Qualified Domestic Relations Order.

           (b) "Eligible Rollover Distribution" means any distribution of all or any portion of the Participant's vested Accrued Benefit, except that an Eligible Rollover Distribution does not include any distribution that is one (1) of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant, or the joint lives (or joint life expectancies) of the Participant and his designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           (c) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is limited to an individual retirement account or individual retirement annuity.

           (d) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

           (e) The Retirement Plan Board shall clearly inform the Distributee that he has a right to a period of at least thirty (30) days after receiving the notice required by
                    Section 402(f) of the Code to consider the decision of whether or not to elect a distribution and, if so, to make a Direct Rollover. The Distributee may thereafter waive the thirty-day period by electing a distribution prior to the expiration of such period.

5.13       LOST PARTICIPANTS

           Any benefit payable under this Plan shall be forfeited if the Retirement Plan Board, after reasonable effort, is unable to locate the Participant or Beneficiary to whom payment is due. Any such benefit shall be restored, without actuarial adjustment or earnings, if a claim for the forfeited benefit is made by the Participant or Beneficiary to whom such benefit was payable. Such forfeited amounts shall be used to reduce Employer Contributions, as provided in
           Section 3.03.

                                   ARTICLE VI
                            FIDUCIARY RESPONSIBILITY

6.01       FIDUCIARY RESPONSIBILITY PROVISIONS

           As required by ERISA, the Employer has appointed certain named fiduciaries of this Plan and, until otherwise changed by action of the Board, such named fiduciary is the Retirement Plan Board.

           The named fiduciary or fiduciaries, as the case may be, shall have the authority to control and manage the operation of this Plan, and shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Plan and the requirements of ERISA. If more than one fiduciary has been named, this authority and responsibility shall be jointly and severally shared.

           Any person or group of persons may serve in more than one (1) fiduciary capacity with respect to this Plan. A named fiduciary (or a fiduciary designated by a named fiduciary) may employ one (1) or more persons to render advice with regard to any responsibilities such fiduciary has under the Plan. A person who is a named fiduciary with respect to control and management of the assets of the Plan may appoint an investment manager or managers to manage any assets of the Plan. The insurance carrier's liability as a fiduciary is limited to that arising from its management of any assets of the Plan held by the insurance carrier in one (1) or more of its separate accounts.

           The Employer may allocate fiduciary responsibilities (other than trustee responsibilities) among named fiduciaries if there is more than one (1). Provision may be made for named fiduciaries to designate persons other than named fiduciaries to carry out fiduciary responsibilities under the Plan. If any fiduciary responsibility of a named fiduciary is allocated to any person or a person is designated to carry out such responsibility, then such named fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except as provided by ERISA.

           No fiduciary guarantees the Fund in any manner against investment loss or depreciation of asset value.

                                   ARTICLE VII
                              RETIREMENT PLAN BOARD

7.01       APPOINTMENT AND ACCEPTANCE

           As required by ERISA, the Employer has appointed an administrative Retirement Plan Board of this Plan by designating individuals to act in this capacity and/or offices or positions whose occupants will act in this capacity.

           Each member of the Retirement Plan Board shall be deemed to be a fiduciary within the meaning of ERISA, and each shall signify his acceptance of his function by filing written notice with the Employer. No member of the Retirement Plan Board who is an Employee shall receive compensation with respect to his services on the Retirement Plan Board.

7.02       DUTIES AND AUTHORITY

           The Retirement Plan Board shall administer the Plan on behalf of the Employer in a nondiscriminatory manner for the exclusive benefit of Participants and their Beneficiaries and with the care, skill prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

           The Retirement Plan Board shall perform all such duties as are necessary to operate, administer, and manage the Plan in accordance with the terms thereof, including but not limited to the following:

           (a) To determine all questions relating to a Participant's coverage under the Plan;

           (b) To maintain all necessary records for the administration of the Plan;

           (c) To compute and authorize the payment of retirement income and other benefit payments to eligible Participants and Beneficiaries; subject, however, to the provisions of
                    Section 7.03;

           (d) To interpret and construe the provisions of the Plan and to make regulations that are not inconsistent with the terms thereof; subject, however, to the provisions of Section 7.03; and

           (e) To advise or assist Participants regarding any rights, benefits, or elections available under the Plan.

           (f) Subject to Section 7.03, the Retirement Plan Board shall have full and complete discretionary authority to determine eligibility for benefits, to construe the terms of the Plan, and to decide any matter presented through the claims review procedure. Any final determination by the Retirement Plan Board shall be binding on all parties. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious based upon the evidence considered by the Retirement Plan Board at the time of such determination.

           The Retirement Plan Board annually shall prepare a report, which shall be submitted to the Board, showing in reasonable summary the assets and liabilities of the Plan and giving a brief account of the operation of the Plan for the past year.

           In addition, the Retirement Plan Board shall also furnish annually to the Joint Committee, to be established under Section 7.10(g), a report regarding the operation of the Plan and such additional information as may be reasonably required.

           The Retirement Plan Board, either as a board or as individuals, shall not be liable for any loss or depreciation of the Trust Fund or for any insufficiency therein. All payments of pensions as provided in this Plan shall be made solely out of the Trust Fund and the Retirement Plan Board shall not be in any manner liable therefor.

           The members of the Retirement Plan Board and the Employer and its officers and directors shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by any actuary, upon all certificates and reports made by any accountant, and upon all opinions given by any legal counsel, selected or approved by the Retirement Plan Board or the Employer, and the members of the Retirement Plan Board and the Employer and its officers and directors shall be fully protected in respect of any action taken or suffered by them in good faith in reliance on any such tables, valuations, certificates, reports, opinions, or any other advice of such actuary, accountant, or counsel, and all action so taken or suffered shall be conclusive upon all Employees and pensioners.

           The Employer shall select a qualified actuary to make periodic actuarial valuations of the Plan for the purpose of determining whether the "monthly pension unit" can be maintained by the assets of the Trust Fund and by the level of future contributions. A copy of the report of the actuary shall be furnished to the Employer and the Joint Committee. Following the submission of the actuary's report and its review by the Employer and Joint Committee, the parties shall meet to consider any changes which might have been indicated as necessary or desirable by the actuary's report. No changes in the "monthly pension unit" or other provisions of the Plan shall be made except with the agreement of both parties; provided, however, that pensions once granted shall not be reduced, except as provided in this Plan.

           The Retirement Plan Board shall take such actions as are necessary to establish and maintain the Plan as a retirement program that is at all times in full and timely compliance with any law or regulation having pertinence to this Plan.

           The Retirement Plan Board shall be granted by the Employer all reasonable powers necessary or appropriate to accomplish its duties as an administrative Retirement Plan Board.

7.03       DECISIONS OF THE RETIREMENT PLAN BOARD

           Decisions of the Retirement Plan Board shall be final and binding on all Employees, except as provided in this Section 7.03. If any difference shall arise between the Employer or the Board and any Employee who shall be an applicant for retirement income as to:

           (a) The number of years of Service of such applicant in the employ of the Employer;

           (b)      The age of such applicant;

           (c) The propriety of or correctness of calculations of any deductions from retirement income under the provisions of this Plan;

           (d) Whether an applicant, who shall have been determined to be permanently incapacitated and who shall have at least fifteen (15) years of such Service but shall not have attained his Normal Retirement Date, shall have become so permanently incapacitated through some unavoidable cause; or

           (e) Calculations of retirement income under this Plan, and agreement cannot be reached between the Retirement Plan Board and a representative of the Union, such question shall be referred to an impartial umpire to be selected by the Retirement Plan Board and the Union. The impartial umpire shall have authority only to decide the question pursuant to the provisions of this Plan applicable to the question, but he shall not have authority in any way to alter, add to, or subtract from any of such provisions. The decision of the impartial umpire on any such question shall be binding on the Employer, the Retirement Plan Board, the Union and the Employee. The fees and expenses of the impartial umpire shall be shared equally by the Employer and the Union.

7.04       DIFFERENCES AS TO DISABILITY

           If any difference shall arise between the Employer and any Employee as to whether such Employee is or continues permanently incapacitated within the meaning of Section 1.33, such difference shall be resolved as follows:

           The Employee shall be examined by a physician appointed for the purpose by the Employer and by a physician appointed for the purpose by a duly authorized representative of the Union. If they shall disagree concerning whether the Employee is permanently incapacitated, that question shall be submitted to a third physician selected by such two (2) physicians. The medical opinion of the third physician, after examination of the Employee and consultation with the other two (2) physicians, shall decide such question. The fees and expenses of the third physician shall be shared equally by the Employer and the Union.

7.05       RETIREMENT PLAN BOARD PROCEDURES

           The Retirement Plan Board shall act by a majority of its members in office at any time and may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs.

7.06       EXPENSES AND ASSISTANCE

           All reasonable expenses necessary to operate and administer the Plan shall be borne by the Employer. The Employer shall furnish the Retirement Plan Board with such clerical and other assistance as is required in the performance of its duties.

7.07       PARTICIPANTS AND OTHER PAYEES - DATA

           Participants and other persons affected by the Plan shall furnish the Retirement Plan Board upon request such documents, evidence, or information which the Retirement Plan Board considers necessary or desirable for the purpose of administering the Plan. The Retirement Plan Board may cause to be withheld any benefit payments, otherwise due the Participant or other person, until the required document, evidence, or other information is so furnished.

7.08       RESIGNATION AND REMOVAL OF MEMBER OF RETIREMENT PLAN BOARD

           A member of the Retirement Plan Board may resign at any time by delivering to the Employer a written notice or resignation, to take effect at a date specified therein. Such date should not be less than thirty (30) days after the delivery of the resignation, unless waived by the Employer.

           A member of the Retirement Plan Board may be removed with or without cause by the Employer through delivery to him of written notice of removal, to take effect at a date specified therein.

7.09       APPOINTMENT OF SUCCESSOR

           In the event any position on the Retirement Plan Board is vacant, the Employer shall promptly designate a successor member of the Retirement Plan Board who must signify acceptance of this position in writing.

7.10       PLAN ADMINISTRATION - MISCELLANEOUS

           (a) FILING A CLAIM FOR BENEFITS. A Participant or Beneficiary shall notify the Retirement Plan Board of a claim for benefits under the Plan. Such request may be in any form adequate to give reasonable notice to the Retirement Plan Board and shall set forth the basis of such claim and shall authorize the Retirement Plan Board to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the Participant or Beneficiary may be entitled under the Plan.

           (b) DENIAL OF CLAIM. Whenever a claim for benefits by any Participant or Beneficiary has been denied, written notice prepared in a manner calculated to be understood by the Participant or Beneficiary will be provided, setting forth the specific reasons for the denial and explaining the procedure for an appeal and review of the decision by the Retirement Plan Board.

           (b) MASCULINE AND FEMININE, SINGULAR AND PLURAL. In construing the text of this Plan, the masculine shall include the feminine and the singular shall include the plural, and the plural the singular wherever the context shall plainly so require.

           (d) REFERENCE TO LAWS. Any reference herein to any section of the Code, ERISA, or any other statute or law shall be deemed to include any successor statute or law of similar import.

           (e) LIMITATION. Participation in the Plan shall not grant any Participant the right to be retained in the service of the Employer or any other rights other than those to which he is entitled under relevant law or regulations.

           (f) DIVESTMENT OF BENEFITS FOR CAUSE PRECLUDED. In no event may a Participant be divested for cause of retirement income or other benefits which he is eligible to receive.

           (g) JOINT COMMITTEE. The Joint Committee under this Plan shall consist of six (6) members, three (3) of whom shall be designated by the Employer and three (3) of whom shall be designated by the Union. The several members of the Joint Committee shall serve until their respective successors have been selected in like manner. The Joint Committee shall be entitled to receive from the Retirement Plan Board an annual report regarding the operation of the Plan and the benefits thereunder insofar as they affect the Employees of the Employer and such additional information as shall be reasonably required for the purpose of enabling the Committee to be properly informed. The Joint Committee may make such recommendations as in its discretion it deems advisable to the Retirement Plan Board and the Union.

           (h) CLERICAL ERROR. If any fact pertaining to eligibility for or amounts of benefits payable under the Plan to a Participant or other payee has been misstated, or in the event of clerical error, the benefits will be adjusted on the basis of the correct facts in a manner precluding individual selection.

           (i) ADMINISTRATIVE AND INTERPRETIVE AUTHORITY. The Retirement Plan Board shall have the sole responsibility for the administration of the Plan, and, except as herein expressly provided, the Retirement Plan Board shall have the exclusive right to interpret the provisions of the Plan and to determine any question arising hereunder or in connection with the administration of the Plan, including the remedying of any omission, inconsistency, or ambiguity, and its decision or action in respect thereof shall be conclusive and binding upon any and all Participants, former Participants, Beneficiaries, heirs, distributees, executors, administrators, and assigns, subject to the provisions of
                    Article VII. Specifically included within the Retirement Plan Board's exclusive right to interpret Plan provisions shall be the right to make a determination on a non-discriminatory basis that an Employee is eligible to participate or remain a Participant hereunder and that a Participant has terminated employment with the Employer or Related Employer, if applicable. If challenged in court, any determinations by the Retirement Plan Board shall not be subject to DE NOVO review and shall not be overturned unless proven to be arbitrary and capricious based upon the evidence considered by the Retirement Plan Board at the time of such determination.

           (i) DOMESTIC RELATIONS ORDERS. The Retirement Plan Board shall establish reasonable procedures to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order. Such procedures must be in writing, must provide for the prompt notification of each person specified in the order as being entitled to payment of benefits under the Plan, and must permit an alternate payee, as defined in Code
                    Section 414(p)(8), to designate a representative for receipt of copies of notices that are sent to the alternate payee with respect to a Domestic Relations Order.

                                  ARTICLE VIII

                            RESTRICTIONS ON BENEFITS

8.01       RESTRICTIONS ON PLAN TERMINATION

           In the event of Plan termination, the benefit of any Participant or former Participant who is a highly compensated employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

           For purposes of this Article VIII, "highly compensated employee" shall mean highly compensated employee as defined under Section 414(q) of the Code.

8.02       RESTRICTION ON DISTRIBUTIONS

           (a) The annual payments to a restricted Participant shall be limited to an amount equal to the payments that would be made on behalf of such restricted Participant under a single life annuity that is the Actuarial Equivalent of the sum of the restricted Participant's Accrued Benefit and other benefits under the Plan.

                    Notwithstanding the foregoing, the restriction set forth in this Section 8.02 shall not apply in the event that either of the following requirements is met:

                    (1) The value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of the Plan's current liabilities, as defined under Section 412(l)(7) of the Code, after payment to a restricted Participant of his "Benefits" as described in paragraph (b) below; or

                    (2)     The value of "Benefits," as described in paragraph
                            (b) below, of a restricted Participant is less than one percent (1%) of the value of the Plan's current liabilities, as defined in Section 412(l)(7) of the Code.

                    For purposes of this Section 8.02(a), "restricted Participant" means a Participant or former Participant who is among the twenty-five (25) highest paid highly compensated employees.

                    "Benefits," for purposes of this Section 8.02(a), include loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, the value of any withdrawals made by the Participant, in the event the Participant is still living, and any death benefits not provided for by insurance on the Participant's life.

           (b) Notwithstanding any other provision of the Plan, no prohibited payments shall be made during any period the Plan has a liquidity shortfall. For this purpose, a plan has a liquidity shortfall during the period that there is an underpayment of an installment under Code Section 412(m) by reason of paragraph (5)(A) thereof. A prohibited payment for this purpose means (1) any payment in excess of the monthly amount paid under a single life annuity to a Participant or Beneficiary whose Annuity Starting Date occurs during the period of the liquidity shortfall or (2) any payment for the purchase of an irrevocable commitment from an insurer to pay benefits.

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

9.01       RIGHT TO AMEND OR TERMINATE

           This Plan may be amended or modified in whole or in part from time to time upon agreement between the Employer and the Union; provided, however, that no amendment:

           (a) Shall have the effect of vesting in the Employer or any Related Employer any interest in or control of any funds, securities or other property subject to the terms of the Trust;

           (b) Shall authorize or permit at any time any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, except as provided in
                    Section 3.04;

           (c) Shall have any retroactive effect as to deprive any Participant, former Participant or Beneficiary of any benefit already accrued, save only that no amendment made in conformance with the provisions of the Code or any other statute relating to employees' trusts, or of any official regulation or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary; or

           (d) Shall eliminate an optional form of benefit or decrease an Accrued Benefit.

         Notwithstanding the foregoing, the Employer shall have the authority to amend the Plan as necessary or appropriate to preserve the qualification of the Plan under

          Section 401(a) of the Code, and its accompanying trust under Section 501(a) of the Code, which amendments may be retroactive if necessary or appropriate.

9.02       TERMINATION

           (a) It is the expectation of the Employer that it will continue this Plan and the payment of contributions hereunder indefinitely, but the continuation of the Plan is not assumed as a contractual obligation of the Employer, and the right is reserved by the Employer at any time to discontinue permanently its contributions hereunder. In the event that the Plan is terminated in whole or in part or if contributions by the Employer are discontinued completely, the benefits then accrued for all affected Participants shall be fully vested and nonforfeitable. Notwithstanding the previous sentence, a person shall have recourse in seeking satisfaction of his benefits against only the Trust Fund and the PBGC. No Participant or Beneficiary shall have a claim against the Employer, the Trust or any Plan fiduciary for any benefit in excess of the amount funded on the date of the Plan termination.

           (b) This Plan may be terminated by the Board at any time, but the Employer must notify the PBGC of its intention to terminate the Plan. Such termination shall become effective as set forth in ERISA.

           (c)      The funds are to be allocated in such manner as:

                    (1)     To continue benefits which began to be paid three
                            (3) years before the termination date under the provisions of the Plan in effect during the five (5) years prior to termination which would provide the smallest benefit. Benefits which would be in this category if the Participant eligible for benefits had elected to begin receipt of such benefit payments at least three (3) years prior to the termination shall also be provided;

                    (2) Then to provide all other insured benefits guaranteed by the PBGC, including benefits for a substantial owner who owns directly or indirectly more than ten percent (10%) of the Employer's voting stock;

                    (3)     Then to provide all other nonforfeitable benefits;

                    (4)     Then to provide all other benefits under the Plan;
                            and

                    (5) Then to provide a return to the Employer of any balance due to actuarial error if any assets remain after all liabilities with respect to Participants, former Participants and Beneficiaries have been satisfied.

           This allocation is intended to fulfill the requirements of ERISA, and assets shall be allocated on the basis of ERISA should the above provisions and ERISA differ.

9.03       PARTIAL TERMINATION

           In the event the Plan is partially terminated, the Participants affected shall have a nonforfeitable right to the benefits accrued to the date of the partial termination. Notwithstanding the foregoing, upon the termination of the Plan, the benefits of any missing participants, as defined in Section 4050 of ERISA, shall be transferred to the PBGC in accordance with Section 401(a)(34) of the Code and Section 4050 of ERISA.

9.04       METHOD OF PAYMENT

           Amounts allocated to affected individuals upon termination or partial termination of the Plan shall be paid through the purchase of annuity contracts; provided, however, that if the single sum value of an individual's benefit is five thousand dollars ($5,000) (three thousand five hundred dollars ($3,500) prior to January 1, 1998) or less, payment shall be made in a single sum in cash. The single sum value shall be determined based on the 1983 Group Annuity Mortality Table, as set forth in Revenue Ruling 95-6, as it may be updated from time to time and the annual interest rate on thirty-year (30) Treasury securities for the month that is two (2) months prior to the first day of the Plan Year that includes the Annuity Starting Date.

9.05       NOTICE OF AMENDMENT, TERMINATION, OR PARTIAL TERMINATION

           Affected Participants shall be notified of an amendment, termination or partial termination of the Plan as required by the applicable provisions of ERISA. In the event that any amendment to the Plan would change the provisions of Section 4.04 with respect to eligibility for a nonforfeitable benefit, each Participant who has completed at least three (3) years of Vesting Service shall be entitled to elect, in accordance with ERISA, to have his right to a nonforfeitable benefit computed under the Plan without regard to such amendment.

                                    ARTICLE X
                                  MISCELLANEOUS

10.01      NO CONTRACT OF EMPLOYMENT

           Nothing herein contained shall be construed to constitute a contract of employment between the Employer and any Employee. The employment records of the Employer and the Trustee's records shall be final and binding upon all Employees as to liability and participation.

10.02      MERGER OR CONSOLIDATION OF PLAN, TRANSFER OF ASSETS

           Any merger or consolidation of the Plan with another plan or transfer of Plan assets or liabilities to any other plan shall be effected, in accordance with such regulations, if any, as may be issued pursuant to Section 208 of ERISA, in such a manner that each Participant in the Plan would receive, if the merged, consolidated or transferred plan were terminated immediately following such event, a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before such event. Notwithstanding the foregoing, compliance with the applicable regulations under Section 414(l) shall be deemed in compliance with this Section 10.02.

10.03      DATA

           It shall be a condition precedent to the payment of all benefits under the Plan that each Participant, former Participant and Beneficiary must furnish to the Employer such documents, evidence or information as the Employer considers necessary or desirable for the purpose of administering the Plan, or to protect the Employer or the Trustee.

10.04      RESTRICTIONS UPON ASSIGNMENTS AND CREDITORS' CLAIMS

           Except as otherwise provided in the Plan, no Participant, former Participant or any Beneficiary, or the estate of any such person, shall have the power to assign, pledge, encumber or transfer any interest in the Trust Fund while the same shall be in possession of the Trustee. Any such attempt at alienation shall be void. No such interest shall be subject to attachment, garnishment, execution, levy or any other legal or equitable proceeding or process, and any attempt to do so shall be void. The preceding shall apply also to the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code. A domestic relations order entered before January 1, 1985 will be treated as a qualified domestic relations order if payment of benefits pursuant to the order has commenced as of such date and may be treated as a qualified domestic relations order if payment of benefits has not commenced as of such date, even though the order does not satisfy the requirements of Section 414(p) of the Code.

           Effective with respect to judgments, orders and decrees issued, and settlement agreements entered into, on or after August 5, 1997, the preceding provisions, as set forth in Section 401(a)(13)(A) of the Code, shall not apply to any offset of a Participant's benefits under the Plan against an amount that the Participant is ordered or required to pay to the Plan if such offset meets the requirements of
           Section 401(a)(13)(C) of the Code.

10.05      RESTRICTION OF CLAIMS AGAINST TRUST FUND

           The Trust Fund under this Plan and Trust Agreement from its inception shall be a separate entity aside and apart from the Employer and its assets. The Trust and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of the Employer. Neither the establishment of the Trust Fund, the modification thereof, the creation of any fund or account nor the payment of any benefits shall be construed as giving any Participant or any other person whomsoever any legal or equitable rights against the Employer or the Trustee unless the same shall be specifically provided for in this Plan.

10.06      BENEFITS PAYABLE ONLY FROM TRUST FUND

           The benefits under the Plan shall be only such as can be provided by the Trust Fund. Except as may be provided by law, no liability for the payment of benefits hereunder to Participants or their surviving spouses shall be imposed upon the Company or any Employer, its officers or shareholders, and there shall be no liability or obligation on the part of the Company or any Employer to make any further contributions in the event of termination of the Plan.

10.07      SUCCESSOR TO EMPLOYER

           In the event that any successor to the Employer, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor shall be substituted hereunder for the Employer upon filing in writing with the Trustee its election to do so.

10.08      APPLICABLE LAW

           The Plan shall be construed and administered in accordance with ERISA, and any judicial review thereunder shall be governed by the "arbitrary and capricious" standard, and with the laws of the state where the Employer has its principal office, to the extent that such laws are not preempted by ERISA.

10.09      INTERNAL REVENUE SERVICE APPROVAL

           This amendment and restatement of the Plan shall be effective as of December 31, 2000 provided that the Employer shall obtain a favorable determination letter from the Internal Revenue Service that this Plan and the related Trust Agreement qualify under Sections 401(a) and 501(a) of the Code, as amended. Any modification or amendment of this Plan may be made retroactive as necessary or appropriate in order to secure or maintain such qualification.

                                   ARTICLE XI
                              TOP-HEAVY PROVISIONS

11.01    GENERAL

         Notwithstanding anything herein to the contrary, the following provisions shall apply with respect to any Plan Year in which the Plan is deemed to be Top-heavy.

11.02    DEFINITIONS

         DETERMINATION DATE

         With respect to any Plan Year, the last calendar day of the immediately preceding Plan Year, or, in the case of the first Plan Year, the last calendar day of the first Plan Year.

         KEY EMPLOYEE

         Any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Plan Year or any of the four (4) immediately preceding Plan Years (or, if fewer, the total number of Plan Years during which the Plan has been in effect) is or was:

         (a) An officer of an Employer or a Related Employer who has an annual compensation in excess of fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code for such Plan Year.

         (b) An owner (or considered an owner under Section 318 of the Code) of one (1) of the ten (10) largest interests in an Employer or a Related Employer if such individual's compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Code;

         (c)      A five percent (5%) owner of an Employer; or


         (d) A one percent (1%) owner of an Employer who has an annual compensation in excess of one hundred fifty thousand dollars ($150,000).

         An officer is defined as an actual officer of an Employer or a Related Employer, provided that not more than the greater of three (3) Employees or ten percent (10%) of the Employees (but in no event more than fifty (50) Employees) shall be considered as officers in determining whether a plan is Top-heavy.

         NON-KEY EMPLOYEE

         Any Employee who is not included in the definition of Key Employee.

         TOP-HEAVY PLAN

         For any Plan Year, this Plan is Top-heavy if any of the following conditions exist:

         (a) If the Top-heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not a part of any Required Aggregation Group or Permissive Aggregation Group of plans.

         (b) If this Plan is a part of a Required Aggregation Group of plans (but is not a part of a Permissive Aggregation Group of plans) and the Top-heavy Ratio for the group of plans exceeds sixty percent (60%).

         (c) If this Plan is a part of a Required Aggregation Group of plans and a part of a Permissive Aggregation Group of plans and the Top-heavy Ratio for the Permissive Aggregation Group of plans exceeds sixty percent (60%).

         TOP-HEAVY RATIO

         (a) If an Employer maintains one (1) or more defined benefit plans and an Employer has never maintained any defined contribution plans (including any simplified employee pension plan) which, during the five (5) year period ending on the Determination Date, has or has had account balances, the Top-heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Present Value of accrued benefits of all Key Employees under the aggregated defined benefit plans as of the Determination Date (including any part of any accrued benefit distributed in the five (5) year period ending on the Determination Date), and the denominator of which is the sum of the Present Value of all accrued benefits (including any part of any accrued benefit distributed in the five (5) year period ending on the Determination Date) of all Participants as of the Determination Date, both computed in accordance with Section 416 of the Code. The numerator and denominator of the Top-heavy Ratio shall be adjusted to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.

         (b) If an Employer maintains or has maintained one (1) or more defined benefit plans and an Employer maintains or has maintained one (1) or more defined contribution plans (including any simplified employee pension plan) which, during the five (5) year period ending on the Determination Date, has or has had any account balances, the Top-heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plans for all Key Employees as of the Determination Date and the Present Value of accrued benefits under the aggregated defined benefit plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plans for all Participants and the Present Value of accrued benefits under the aggregated defined benefit plans for all Participants as of the Determination Date, determined in accordance with Section 416 of the Code. Both the numerator and denominator of the Top-heavy Ratio shall be adjusted for any distribution of an account balance or accrued benefit made in the five (5) year period ending on the Determination Date and any contributions due but unpaid as of the Determination Date.


         (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date occurring within the twelve
                (12) month period ending on the Determination Date, except as provided in Section 416 of the Code for the first and second Plan Years of a defined benefit plan. The accrued benefits of Non-key Employees shall be determined under the method which is used for accrual purposes for all plans of the Employer or, if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). The account balances and accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior year or, effective for Plan Years beginning on or after September 1, 1985, who has not performed services for the Employer at any time during the five (5) Plan Year period ending on the Determination Date shall be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers and direct transfers are taken into account will be made in accordance with Section 416 of the Code. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                PERMISSIVE AGGREGATION GROUP

                The Required Aggregation Group of plans plus any other plan or plans of the Employer or a Related Employer which, when considered as a group with the

                Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                REQUIRED AGGREGATION GROUP

                (a) Each qualified plan of the Employer or a Related Employer in which at least one (1) Key Employee participates; and


                (b) Any other qualified plan of the Employer or a Related Employer which enables a plan described in (a) to meet the requirements of Section 401(a)(4) or 410 of the Code.

                PRESENT VALUE

                Present Value will be determined on the basis of the actuarial assumptions then being used for funding purposes.

                VALUATION DATE

                The same Valuation Date used for computing Plan costs for minimum funding, regardless of whether an actuarial valuation is performed that year.

     11.03      MINIMUM ACCRUED BENEFIT

                (a) Notwithstanding any other provision in this Plan except subparagraphs (c) and (e) below, for any Plan Year in which this Plan is Top-heavy, each Participant who is not a Key Employee and who has completed one thousand (1,000) Hours of Service will accrue a benefit (to be provided solely by Employer contributions and expressed as a life annuity commencing at Normal Retirement Date) of not less than two percent (2%) of his highest average compensation for the five (5) consecutive years for which the Participant had the highest compensation. The minimum accrual is determined without regard to any Social Security contribution. The minimum accrual applies even though under other

                      Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because the Non-key Employee's compensation is less than a stated amount, the Non-key Employee is not employed on the last day of the accrual computation period or the Plan is integrated with Social Security.


                (b) For purposes of computing the minimum accrued benefit, compensation will mean compensation as defined in Section
                      4.09 of the Plan.

                (c) No additional benefit accruals shall be provided pursuant to (a) above to the extent that the total accruals on behalf of the Participant attributable to Employer contributions will provide a benefit expressed as a life annuity commencing at Normal Retirement Date that equals or exceeds twenty percent (20%) of the Participant's highest average compensation for the five (5) consecutive years for which the Participant had the highest compensation.

                (d) If the form of benefit is other than a life annuity, the Employee must receive an amount that is the Actuarial Equivalent of the minimum life annuity benefit. If the benefit commences at a date other than at Normal Retirement Date, the Employee must receive at least an amount that is the Actuarial Equivalent of the minimum life annuity benefit commencing at Normal Retirement Date.

                (e) The provisions in (a) above shall not apply to any Participant to the extent that the Participant is covered under any other plan or plans of the Employer and the Employer has provided that the minimum benefit requirement applicable to this Top-heavy Plan will be met in the other plan or plans.

                (f) The minimum accrued benefit required (to the extent required to be nonforfeitable under Section 416(b) of the
                      Code) may not be forfeited or
                      suspended under Section 411(a)(3)(B) or Section 411(a)(3)(D) of the Code.

     11.04      VESTING REQUIREMENTS

                With respect to any Plan Year that the Plan is a Top-heavy plan, the Plan shall have the following vesting schedule:

Years of Service for Vesting                  Vested Percentage
----------------------------                  -----------------
Less than 2 years                             0%
2 years                                       20%
3 years                                       40%
4 years                                       60%
5 years                                       80%
6 years or more                               100%


                The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became Top-heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top-heavy changes for any Plan Year. However, this Section does not apply to the Accrued Benefits of any Employee who does not have an Hour of Service after the Plan has initially become Top-heavy, and such Employee's Accrued Benefits attributable to Employer contributions will be determined without regard to this section.

                This minimum vesting schedule applies only to the extent that it provides more favorable vesting than the vesting schedule provided in Section 4.04.

       11.05    SPECIAL 415 LIMITATIONS

                For purposes of Section 4.08 for Limitation Years beginning prior to January 1, 2000, in any Plan Year in which the Plan is deemed to be a Top-heavy plan, the number 1.25 shall be replaced by the number 1.0 to the extent required under Code Section 416(h); provided, however, that such adjustment will not occur if the Top-heavy Ratio does not exceed ninety percent (90%) and additional benefits are provided for Non-key Employees in accordance with the provisions of Section 416(h)(2)(A) and
                Section 416(h)(2)(B) of the Code. In such case, the minimum accrued benefit provided in Section 11.03(a) shall be increased to three percent (3%) of the Participant's average compensation for the five (5) consecutive years for which the Participant had the highest compensation and the maximum accrual provided in
                Section 11.03(c) shall be increased to thirty percent (30%).

                                     TABLE I

                       EARLY RETIREMENT ADJUSTMENT FACTORS

                 NUMBER OF YEARS AND MONTHS FROM RETIREMENT DATE

                            TO NORMAL RETIREMENT DATE


      Months         Years:       0             1             2             3             4             5
      ------         ------       -             -             -             -             -             -
         0                                     92.8%         85.6%         78.4%         71.2%         64.0%
         1                       99.4%         92.2%         85.0%         77.8%         70.6%         63.7%
         2                       98.8%         91.6%         84.4%         77.2%         70.0%         63.4%
         3                       98.2%         91.0%         83.8%         76.6%         69.4%         63.1%
         4                       97.6%         90.4%         83.2%         76.0%         68.8%         62.8%
         5                       97.0%         89.8%         82.6%         75.4%         68.2%         62.5%
         6                       96.4%         89.2%         82.0%         74.8%         67.6%         62.2%
         7                       95.8%         88.6%         81.4%         74.2%         67.0%         61.9%
         8                       95.2%         88.0%         80.8%         73.6%         66.4%         61.6%
         9                       94.6%         87.4%         80.2%         73.0%         65.8%         61.3%
        10                       94.0%         86.8%         79.6%         72.4%         65.2%         61.0%
        11                       93.4%         86.2%         79.0%         71.8%         64.6%         60.7%



      Months         Years:       6             7             8             9            10
      ------                      -             -             -             -            --
         0                       60.4%         56.8%         53.2%         49.6%         46.0%
         1                       60.1%         56.5%         52.9%         49.3%
         2                       59.8%         56.2%         52.6%         49.0%
         3                       59.5%         55.9%         52.3%         48.7%
         4                       59.2%         55.6%         52.0%         48.4%


         5                       58.9%         55.3%         51.7%         48.1%
         6                       58.6%         55.0%         51.4%         47.8%
         7                       58.3%         54.7%         51.1%         47.5%
         8                       58.0%         54.4%         50.8%         47.2%
         9                       57.7%         54.1%         50.5%         46.9%
        10                       57.4%         53.8%         50.2%         46.6%
        11                       57.1%         53.5%         49.9%         46.3%

                                   TABLE II

                    JOINT AND SURVIVOR ADJUSTMENT FACTORS
              50% CONTINUATION TO SPOUSE & CONTINGENT ANNUITANT


   Spouse's                                                    Participant's Age
               -------------------------------------------------------------------------------------------------------------
      Age         55        56         57        58         59        60          61          62            63            64
      ---         --        --         --        --         --        --          --          --            --            --

      45        84.7       83.6      82.4       81.3      80.2      79.0         77.7         76.3           74.8        73.4

      46        85.1       84.0      82.9       81.8      80.6      79.4         78.1         76.7           75.3        73.9

      47        85.6       84.5      83.4       82.3      81.1      79.9         78.6         77.2           75.8        74.5

      48        86.1       85.0      83.9       82.8      81.6      80.4         79.2         77.8           76.4        75.0

      49        86.5       85.4      84.3       83.3      82.2      81.0         79.7         78.3           76.9        75.6

      50        87.0       85.9      84.8       83.8      82.7      81.5         80.2         78.8           77.5        76.1

      51        87.5       86.4      85.3       84.3      83.2      82.0         80.7         79.4           78.0        76.7

      52        88.0       87.0      85.9       84.8      83.7      82.5         81.3         80.0           78.6        77.3

      53        88.5       87.5      86.4       85.4      84.3      83.1         81.9         80.6           79.2        77.9

      54        88.9       87.9      86.9       85.9      84.9      83.7         82.5         81.2           79.8        78.5



      55        89.4       88.4      87.4       86.4      85.4      84.3         83.1         81.8           80.4
                                                                                                                         79.1
      56        89.9       88.9      87.9       87.0      86.0      84.9         83.7         82.4           81.0
                                                                                                                         79.7
      57        90.4       89.4      88.4       87.5      86.5      85.4         84.3         83.0           81.7
                                                                                                                         80.4
      58        90.8       89.9      89.0       88.1      87.1      86.0         84.9         83.6           82.3
                                                                                                                         81.1
      59        91.3       90.4      89.5       88.6      87.6      86.6         85.5         84.2           83.0
                                                                                                                         81.7
      60        91.7       90.9      90.0       89.1      88.2      87.2         86.1         84.9           83.6
                                                                                                                         82.4
      61        92.2       91.4      90.5       89.7      88.8      87.8         86.7         85.5           84.3
                                                                                                                         83.1
      62        92.6       91.8      90.9       90.1      89.3      88.3         87.3         86.1           84.9
                                                                                                                         83.8
      63        93.0       92.2      91.4       90.6      89.8      88.9         87.9         86.7           85.6
                                                                                                                         84.5
      64        93.4       92.6      91.8       91.1      90.3      89.4         88.4         87.3           86.2
                                                                                                                         85.2
      65        93.8       93.1      92.3       91.6      90.8      89.9         89.0         87.9           86.9
                                                                                                                         85.8
      66        94.2       93.5      92.8       92.1      91.3      90.5         89.6         88.6           87.5
                                                                                                                         86.5
      67        94.6       93.9      93.2       92.5      91.8      91.0         90.2         89.2           88.2
                                                                                                                         87.2
      68        94.9       94.3      93.6       93.0      92.3      91.5         90.7         89.8           88.8
                                                                                                                         87.9



      69        95.3       94.7      94.1       93.5      92.8      92.1         91.3         90.4           89.5
                                                                                                                         88.6
      70        95.6       95.4      95.1       94.5      93.9      93.4         92.8         91.0           90.1
                                                                                                                         89.3

*Age nearest birthday on Retirement Date.

Factors for other age combinations will be determined in a manner consistent with the manner used in determining these factors.